UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2006

USEC Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Democracy Center, 6903 Rockledge Drive, Bethesda, Maryland		20817
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 564-3200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information required by this Item 1.01 with respect to John C. Barpoulis’ at-will employment arrangement is incorporated by reference from Item 5.02 below.

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2006, USEC Inc. ("USEC" or the "Company") issued a press release announcing financial results for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by USEC, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Chief Financial Officer

On August 2, 2006, John C. Barpoulis was appointed senior vice president, chief financial officer and treasurer of the Company. Mr. Barpoulis, age 41, has served as interim chief financial officer since February 2006 and prior to that served as the Company’s vice president and treasurer. Mr. Barpoulis joined USEC in March 2005. Prior to joining USEC, Mr. Barpoulis was vice president and treasurer of National Energy & Gas Transmission, Inc., formerly a subsidiary of PG&E Corp., from 2003 to 2005, and vice president and assistant treasurer from 2000 to 2003.

In connection with Mr. Barpoulis’ appointment as senior vice president, chief financial officer and treasurer of USEC, Mr. Barpoulis’ base salary was increased to $340,000 per year.

A copy of the press release announcing the appointment of Mr. Barpoulis is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number--Description

99.1--Press release, dated August 2, 2006, issued by USEC Inc. announcing financial results for the quarter ended June 30, 2006

99.2--Press release, dated August 2, 2006, issued by USEC Inc. announcing the appointment of John C. Barpoulis as chief financial officer

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USEC Inc.

August 2, 2006	By:	/s/ Timothy B. Hansen

Name: Timothy B. Hansen
Title: Senior Vice President, General Counsel and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated August 2, 2006, issued by USEC Inc. announcing financial results for the quarter ended June 30, 2006
99.2	Press release, dated August 2, 2006, issued by USEC Inc. announcing the appointment of John C. Barpoulis as chief financial officer